                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2006
                                                         ----------------

                               AMCOMP INCORPORATED
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             (Exact name of registrant as specified in its charter)

               Delaware              000-51767                  65-0636842
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

  701 U.S. Highway One, North Palm Beach, Florida                 33408
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   (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL  STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On  November  9,  2006,   officers   authorized  to  take  such  action
("Management")  of  AmCOMP  Incorporated  (the  "Company")  determined  that the
Company must restate its consolidated balance sheets and consolidated statements of cash flows included in the Company's  consolidated  financial  statements for the year ended  December 31, 2005 and for the quarters  ended March 31, 2006 and
June 30, 2006. This  determination  was made after discussions with and approval by  the  Audit  Committee  of  the  Board  of  Directors  of  the  Company.  The
consolidated  balance sheets are being restated to correct the  presentation  of book  overdrafts  from a reduction in "cash and cash  equivalents"  to an "other liability" account. The consolidated statements of cash flows are being restated
to reflect this correction in accounting for book overdrafts, and will result in changes to "net cash provided by operations."  The  restatement  will not affect the  Company's  consolidated  statements  of  operations,  the related per share amounts, or the consolidated statements of changes in stockholders' equity.

         As a result,  the Company  intends to file a Form 10-K/A for the fiscal year ended  December 31, 2005 and a Form 10-Q/A for each of the  quarters  ended
March 31, 2006 and June 30, 2006,  restating the consolidated balance sheets and consolidated  statements of cash flows  included in those reports to restate and correct the  presentation  of book overdrafts from a reduction in "cash and cash equivalents" to an "other liability" account, with corresponding changes made to
"cash from operations."  Accordingly,  the previously filed financial statements on Form  10-K  for the year  ended  December  31,  2005  and the  report  of the independent registered public accounting firm thereon, and the interim condensed consolidated  financial  statements on Form 10-Q for the periods ended March 31,
2006 and June 30, 2006 should not be relied upon.

         Management  has  discussed the  conclusions  disclosed in this Form 8-K with the Company's independent registered public accounting firm, Deloitte &
Touche LLP.

         Management  concluded  that  the  Company  did not  maintain  effective disclosure  controls  and  procedures.  Management  has  identified  a  material weakness in the Company's internal control over financial reporting.  A material weakness is a control deficiency,  or combination of control deficiencies,  that results in more than a remote  likelihood  that a material  misstatement  on the annual or  interim  financial  statements  will not be  prevented  or  detected.
Management has concluded that the Company's  disclosure  controls and procedures were not effective for the financial  statements  previously  filed for December
31, 2005 and the quarters  ended March 31, 2006 and June 30,  2006.  The Company performed  additional analysis and other post-closing  procedures to address the weaknesses in the disclosure controls and procedures to ensure that its restated
consolidated  financial  statements  were prepared in accordance with accounting principles  generally  accepted in the United  Stated of  America.  Accordingly,
Management believes that the consolidated financial statements to be included in the Form 10-K/A and Form 10-Q/As will fairly present,  in all material respects, our  financial  condition,  results  of  operations,  and cash flows for all the fiscal periods presented.

         The Company is not required to provide a report by Management assessing the  effectiveness  of its  controls  over  financial  reporting  and it has not undertaken  the kind of review of such controls that it would have been required to undertake if it were required to provide such a report.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMCOMP INCORPORATED

Dated: November 14, 2006              By:  /s/ Fred R. Lowe
                                         ---------------------------------------
                                         Name:  Fred R. Lowe
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer